[logo - American Funds(sm)]

The right choice for the long term(sm)

NEW WORLD FUND

Semi-annual report for the six months ended April 30, 2002
[cover photograph: a small boat in a harbor, among larger ships]


NEW WORLD FUND(R)

New World Fund is one of the 29 American Funds,(sm) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(sm) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

New World Fund seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2002 (the most recent calendar quarter):

                                                                Lifetime
                                          One year              (since 6/17/99)
CLASS A SHARES                            +5.59%                -1.55%
reflecting 5.75% maximum
sales charge

Results for other share classes can be found on page 28. Please see the back cover for important information about other share classes. For the most current investment results, please refer to americanfunds.com.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES (ESPECIALLY IN DEVELOPING COUNTRIES) INVOLVES ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY. HIGH-YIELD BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL.



FELLOW SHAREHOLDERS:

Despite continued political and economic uncertainty around the world, developing-country stock markets rose dramatically over the past six months. Developed-country stock markets moved tentatively toward recovery. With its uniquely diversified portfolio, New World Fund was well-positioned to profit from this new environment.

INVESTMENT RESULTS

For the semi-annual period from November 1, 2001, through April 30, 2002, New World Fund's net asset value rose from $19.04 per share to $22.79, representing a total return of 22.9% if, like most shareholders, you reinvested the dividend of 54.5 cents a share that was paid in December.

As you can see in the "Results at a Glance" table below, New World Fund continued to outpace both its primary benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Index, and global stocks in general, as measured by the MSCI World Index.

With the goal of reducing volatility while pursuing long-term capital appreciation, New World Fund blends three types of investments - stocks of multinational companies based in the developed world with significant exposure to the developing world, stocks of companies based in the developing world, and government and corporate bonds of developing-country issuers. This strategy helped the fund retain more of its value during past periods when developing-country stocks were declining. Over the most recent six months, that same diversification allowed the fund to capture roughly two-thirds of the gain of developing-country stocks, as measured by the MSCI Emerging Markets Free Index. New World Fund's nearly three-year lifetime has coincided with periods of both rising and falling prices for developing-country stocks. The benefits of our investment strategy - minimizing declines and participating in gains - have been apparent in both phases.

[Begin Sidebar]
RESULTS AT A GLANCE (CALCULATED WITH ALL DISTRIBUTIONS REINVESTED)

                                 Six-month total return        Lifetime (annualized)

                                 (11/01/01-4/30/02)            (since 6/17/99)

New World Fund                   +22.94%                       +.61%
Morgan Stanley
Capital International
MSCI) All Country                +4.69                         -6.82
World Free Index
MSCI World Index                 +3.47                         -6.71
MSCI Emerging Markets            +33.67                        -3.47
Free (EMF) Index
JP Morgan Emerging               +7.38                         +12.58
Markets Bond Index Plus

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI All Country World Free Index, which blends the MSCI World and EMF indexes, weighted by market capitalization. The MSCI World Index measures 23 developed-country stock markets, while the MSCI EMF Index measures 26 developing-country stock markets. New World Fund also invests in developing-country government and corporate bonds. The JP Morgan Emerging Markets Bond Index Plus measures total returns for developing-country bonds. The indexes are unmanaged and do not reflect the effects of sales charges, commissions or expenses.
[End Sidebar]


[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED
Geographical distribution of net assets on April 30, 2002

DEVELOPED MARKET EQUITIES                                              30.09%

ASIA

                                        Hong Kong                      4.43%

                                        Japan                          3.98

                                        Taiwan                         1.05

                                        Singapore                      .64

                                        Australia                      .23

THE AMERICAS

                                        United States                  9.01

                                        Canada                         .02

EUROPE

                                        United Kingdom                 2.95%

                                        Ireland                        1.84

                                        France                         1.51

                                        Switzerland                    1.32

                                        Finland                        .98

                                        Norway                         .97

                                        Greece                         .83

                                        Netherlands                    .33

DEVELOPING MARKET EQUITIES                                             49.12

ASIA

                                        South Korea                    9.19

                                        India                          4.63

                                        Philippines                    4.22

                                        People's Republic              2.01
                                        of China

                                        Indonesia                      1.97

                                        Thailand                       1.02

THE AMERICAS

                                        Brazil                         8.53

                                        Mexico                         7.33

                                        Chile                          .57

                                        Argentina                      .27

EUROPE

                                        Russian Federation             1.97

                                        Poland                         1.78

                                        Turkey                         1.11

                                        Hungary                        .44

                                        Republic of Croatia            .34

AFRICA/MIDDLE EAST

                                        South Africa                   2.02

                                        Israel                         1.72

DEVELOPED MARKET BONDS                                                 .18



                                        Netherlands                    .18



DEVELOPING MARKET BONDS                                                9.20



ASIA

                                        Philippines                    .55

THE AMERICAS

                                        Brazil                         2.07

                                        Mexico                         1.62

                                        Panama                         .87

                                        Argentina                      .27

                                        Venezuela                      .09

EUROPE

                                        Russian Federation             1.96

                                        Poland                         .66

                                        Turkey                         .67

                                        Republic of Croatia            .44

CASH & EQUIVALENTS                                                     11.41

TOTAL                                                                  100.00%


[End Sidebar]

THE INVESTMENT ENVIRONMENT

Global stocks returned to positive territory in the first quarter of 2002 on signs of an improving global economy and an end to the recession in the United States. Continued strong spending by U.S. consumers and a spike in fourth-quarter U.S. economic growth encouraged many investors that a U.S.-led global recovery was at hand.

Equity markets responded strongly, with developing-country markets far outpacing their developed-country counterparts. Over the past six months, all but five of the developing-country stock markets measured by the MSCI EMF Index posted positive returns. Gains ranged from an impressive 74.9% for the Korean market to a more modest 7.6% in Jordan, though that was still more than double the return of global stocks in general. Negative results in Egypt, Israel and Venezuela were more the result of internal political factors than global economic ones, while Argentina and Morocco were undone by mainly internal economic problems.

As evidenced by its stock market's gain, South Korea continues to benefit from the reforms it has taken since the Asian currency meltdown in 1997. A stronger Korea has emerged from the crisis. Whereas Korean companies formerly focused on capturing market share - a strategy that generated a lot of sales but not much profit - companies are now concentrating on achieving and sustaining profitability. Interest rates have also declined sharply, allowing many companies to pay down their debt levels and substantially reduce their interest costs. As a result, company balance sheets are generally healthier. A rise in consumer spending and credit card usage has been another boon to Korean companies, especially those that serve the domestic market. But many Korean companies are now globally competitive as well, and appear to be benefiting already from the incipient global recovery.

Developing-country bonds also posted positive returns over the past six months. Even though the magnitude of their gains was smaller than in the recent past, developing-country bonds continued to outpace other sectors of the bond market. Your fund invests in developing-country bonds for their total return potential
- income and price appreciation.

THE FUND'S PORTFOLIO

New World Fund's investment adviser, Capital Research and Management Company, invests with a long-term focus based on thorough research into individual companies. This company-by-company approach helps to achieve both geographic and industry diversification. As of April 30, you were part-owner through the fund of more than 130 companies in 32 countries across a broad range of industries.

Here is a brief look, arranged by the fund's three principal asset classes, at some of the companies and recent developments that have had an impact on your investment.

DEVELOPED-COUNTRY EQUITIES

The United States was again the fund's largest geographic concentration among developed countries, representing roughly 9% of assets. Many of our holdings in traditionally defensive sectors, such as beverage giant Coca-Cola (+15.9%) and Kleenex-maker Kimberly-Clark (+17.3%), held up well during the global downturn and continue to do so. Because they make the sort of everyday products that are used and consumed around the world, consumer products companies are less vulnerable to recessions. These multinational companies have provided important stability to the fund's overall results, as we intended when we devised the fund's strategy to include a multinational component.

Economists and many investors are still awaiting Japan's perpetually just-around-the-corner recovery. Our investment strategy focuses on developed-world companies with broad exposure to developing markets. As a result, New World Fund's Japanese holdings are not the types of companies that are overly dependent on the country's domestic economic recovery. Among Japanese companies with exposure to developing economies as well as the larger global economy, carmakers Suzuki (+16.9%), Honda (+24.9%) and Nissan (+74.2%) all posted strong gains, helped by increasing overseas demand for their cars and trucks.

DEVELOPING-COUNTRY EQUITIES

Banking was our largest industry concentration on April 30. Despite weak global economic growth - and hence weak earnings prospects for financial companies in general - all but one of our banking holdings made positive contributions to the fund's results. Brazil's Unibanco (+55.8%), Turkish bank Yapi Kredi (+56.8%) and Bank Zachodni (+75.2%), one of Poland's leading banks, were among the largest gainers in the fund's portfolio. Given the difficult earnings environment for banks, these price gains were not solely the result of investors responding to strong growth in the industry. Rather, we first bought these banks when our research indicated that their stocks were undervalued. We are now benefiting as other investors are drawn to the banking sector and the true value of each company begins to be reflected in its stock price.

DEVELOPING-COUNTRY BONDS

Since defaulting on its debt in 1998, Russia has worked hard to institute economic reforms and rebuild its reputation among bond investors. The political situation has stabilized as well. Our Russian bond holdings have benefited considerably as a result. After substantial research, we bought these bonds at a time when most investors were still avoiding Russian debt. Since then, we have captured much of the potential total return that our research had identified.

Current yields on developing-country bonds are generally not as high as they have been over much of the past two years. This is especially true for government bonds, where we see fewer opportunities for strong total return. That said, we are not limited to government bonds and our fixed-income investment analysts are finding attractive opportunities in the developing-country corporate bond sector.

We appreciate your continued support and look forward to reporting to you again in six months.

Cordially,

/s/ Gina H. Despres
Gina H. Despres
Chairman of the Board

/s/ Robert W. Lovelace
Robert W. Lovelace
President

May 29, 2002

New World Fund, Inc.
Investment portfolio, April 30, 2002


                                                      Percent
                                                       of net
Industry Diversification                               assets

Banks                                                   7.86%
Electronic Equipment & Instruments                        7.10
Beverages                                                 5.47
Diversified Telecommunication Services                    5.08
Oil & Gas                                                 5.04
Other industries                                         48.65
Bonds & notes                                             9.39
Cash & equivalents                                       11.41


                                                                              Percent
                                                                               of net
Largest Individual Equity Holdings                                             assets

Fomento Economico Mexicano                                                      2.30%
Samsung SDI                                                                       2.22
Petroleo Brasileiro SA - Petrobras                                                1.91
Unibanco-Uniao de Bancos Brasileiros                                              1.69
Housing Development Finance                                                       1.64
Cia. Vale do Rio Doce                                                             1.60
Samsung Electro-Mechanics                                                         1.51
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia                        1.46
Bank Zachodni                                                                     1.34
Coca-Cola                                                                         1.26

New World Fund, Inc.
Investment portfolio, April 30, 2002                                                              unaudited


                                                                                     Shares or       Market
                                                                                     principal        value
Equity securities (common and preferred                                                 amount        (000)
stocks and convertible debentures)

BANKS  -  7.86%
Unibanco-Uniao de Bancos Brasileiros                                             952,000          $   23,324
 SA, units (GDR) (Brazil)
Bank Zachodni WBK (Poland)                                                     1,017,375              18,486
Allied Irish Banks, PLC (Ireland)                                                911,587              12,034
Yapi ve Kredi Bankasi AS (Turkey) (1)                                      3,385,750,000               9,742
ICICI Bank Ltd. (India)                                                        4,085,000               9,414
ICICI Bank Ltd. (ADR)                                                             27,000                 138
Bank of the Philippine Islands (Philippines)                                   6,743,375               9,205
Bank Pekao SA (GDR) (Poland)                                                     177,000               4,876
OTP Bank Rt. (Hungary)                                                           425,000               3,776
HSBC Holdings PLC (United Kingdom)                                               310,000               3,687
Shinhan Financial Group Co., Ltd. (South Korea)                                  250,000               3,407
Australia and New Zealand Banking                                                310,000               3,166
 Group Ltd. (Australia)
United Overseas Bank Ltd. (Singapore)                                            350,000               2,780
Daegu Bank, Ltd. (South Korea) (1)                                               464,280               2,386
Nedcor Ltd. (South Africa)                                                       168,800               2,189


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  7.10%
Samsung SDI Co., Ltd. (South Korea)                                              350,000              30,666
Samsung Electro-Mechanics Co., Ltd. (South Korea)                                351,960              20,887
Hon Hai Precision Industry Co., Ltd. (Taiwan)                                  3,296,000              14,471
Kingboard Chemical Holdings Ltd. (Hong Kong)                                  13,894,000              12,560
Kingboard Chemical Holdings Ltd.,                                                899,400                 203
 warrants, expire 2003 (1)
Orbotech Ltd. (Israel) (1)                                                       402,500              10,449
Venture Manufacturing (Singapore)                                                651,800               6,112
 Ltd. (Singapore)
Hankuk Electric Glass Co., Ltd. (South Korea)                                     50,200               2,776


BEVERAGES  -  5.47%
Fomento Economico Mexicano,                                                      663,000              31,725
 SA de CV (ADR) (Mexico)
Coca-Cola Co. (USA)                                                              314,900              17,480
PepsiCo, Inc. (USA)                                                              266,000              13,805
Anheuser-Busch Companies, Inc. (USA)                                             195,000              10,335
Heineken NV (Netherlands)                                                         50,000               2,253


DIVERSIFIED TELECOMMUNICATION SERVICES  -  5.08%
Perusahaan Perseroan (Persero) PT                                             44,895,000              20,232
Telekomunikasi Indonesia Tbk.,
 Class B (Indonesia)
Telefonos de Mexico, SA de CV,                                                   381,000              14,417
 Class L (ADR) (Mexico)
Telefonos de Mexico, SA de CV 4.25%                                        $     180,000                 239
 convertible debentures 2004
Cia. de Telecomunicaciones de Chile                                              523,900               7,874
 SA (ADR) (Chile)
KT Corp. (ADR) (South Korea)                                                     257,680               5,836
Videsh Sanchar Nigam Ltd. (ADR) (India)                                          629,603               4,848
Hellenic Telecommunications                                                      280,000               4,330
 Organization SA (Greece)
Bharti Tele-Ventures Ltd. (India) (1)                                          5,300,000               3,795
Telecom Argentina STET-France Telecom                                          1,907,900               3,778
 SA, Class B (ADR) (Argentina)
Magyar Tavkozlesi Rt. (ADR) (Hungary)                                            125,000               2,362
Philippine Long Distance Telephone                                               128,850               1,173
 Co. (Philippines) (1)
Philippine Long Distance Telephone                                               120,000               1,055
 Co. (ADR) (1)
Global Light Telecommunications Inc.                                             240,000                 156
 (Canada)  (1) (2)
Global Light Telecommunications Inc. (1)                                         160,000                 104


OIL & GAS  -  5.04%
Petro+A100leo Brasileiro SA - Petrobras,                                       1,071,000              26,347
 ordinary nominative (ADR) (Brazil)
LUKoil Holding (ADR) (Russia)                                                    215,000              15,493
BP Finance PLC 3.00% exchangeable                                          $   8,000,000              11,700
 bonds 2006 (Russia) (2)
Sasol Ltd. (South Africa)                                                        983,700              10,520
Gulf Indonesia Resources Ltd. (Indonesia) (1)                                    275,000               3,033
Shell Transport and Trading Co., PLC                                              60,000               2,589
 (ADR) (New York registered) (United Kingdom)


FOOD PRODUCTS  -  4.34%
Nestle SA (Switzerland)                                                           68,000              16,093
Orkla AS (Norway)                                                                735,857              13,413
Groupe Danone (France)                                                            82,200              10,888
Unilever PLC (United Kingdom)                                                    780,000               7,140
Nestle India Ltd. (India)                                                        475,500               4,941
Sara Lee Corp. (USA)                                                             160,400               3,397
Unilever NV (Netherlands)                                                         35,000               2,255
PT Indofood Sukses Makmur Tbk (Indonesia)                                     16,515,000               1,861



WIRELESS TELECOMMUNICATION SERVICES  -  4.13%
GLOBE TELECOM, Inc. (Philippines) (1)                                          1,322,370              16,873
America Mo+A124vil SA de CV, Series L (ADR) (Mexico)                             652,000              12,160
China Unicom Ltd. (China) (1)                                                 11,903,300              11,600
COSMOTE Mobile Telecommunications SA (Greece)                                    750,000               7,150
Tele Nordeste Celular Participacoes SA,                                          265,000               5,499
 preferred nominative (ADR) (Brazil)
China Mobile (Hong Kong) Ltd. (China) (1)                                      1,169,800               3,832


PHARMACEUTICALS  -  3.76%
AstraZeneca PLC (United Kingdom)                                                 263,200              12,357
Aventis SA (France)                                                              140,000               9,947
Dr. Reddy's Laboratories Ltd. (India)                                            365,000               7,462
Teva Pharmaceutical Industries Ltd.                                              114,000               6,385
 (ADR) (Israel)
Pfizer Inc (USA)                                                                 160,000               5,816
Pharmacia Corp. (USA)                                                            130,700               5,389
PLIVA DD (GDR) (Croatia)                                                         324,000               4,633


MEDIA  -  3.61%
ABS-CBN Holdings Corp. (PDR) (Philippines)                                    25,317,700              14,524
BEC World PCL (Thailand)                                                       2,346,000              14,113
Independent News & Media PLC (Ireland)                                         7,068,518              13,376
Grupo Televisa, SA, ordinary participation                                       157,000               7,096
 certificates (ADR) (Mexico) (1)
Benpres Holdings Corp. (Philippines) (1)                                      60,400,000                 729
United Pan-Europe Communications NV,                                             580,600                  63
 Class A (Netherlands) (1)


PAPER & FOREST PRODUCTS  -  3.39%
Votorantim Celulose e Papel SA (ADR) (Brazil)                                    850,000              16,396
Sappi Ltd. (South Africa)                                                      1,231,100              15,240
Kimberly-Clark de Mexico, SA de CV,                                            4,744,000              15,171
 Class A (Mexico)


METALS & MINING  -  3.21%
Cia. Vale do Rio Doce, preferred                                                 821,000              22,100
 nominative (Brazil)
POSCO (formerly Pohang Iron &                                                    100,960              10,104
 Steel Co., Ltd.) (South Korea)
Xstrata PLC (United Kingdom) (1)                                                 200,400               2,740
BHP Billiton PLC (United Kingdom)                                                721,100               3,857
Freeport-McMoRan Copper & Gold Inc.,                                             198,000               3,516
 Class B (USA) (1)
Anglo American PLC (United Kingdom)                                              130,400               2,073


AUTOMOBILES  -  2.77%
Honda Motor Co., Ltd. (Japan)                                                    309,000              13,846
Suzuki Motor Corp. (Japan)                                                     1,147,000              13,768
Nissan Motor Co., Ltd. (Japan)                                                   678,000               5,211
Ford Motor Co. Capital Trust II 6.50%                                      $      60,000               3,377
 cumulative convertible trust
 preferred 2032 (USA)
PT Astra International Tbk (Indonesia) (1)                                     4,889,000               2,046


DIVERSIFIED FINANCIALS  -  2.74%
Housing Development Finance Corp. Ltd. (India)                                   900,159              11,977
Housing Development Finance Corp. Ltd.  (2)                                      800,000              10,644
First Pacific Co. Ltd. (Hong Kong)                                            89,306,036              15,116
ICICI Ltd. (ADR) (India)                                                          16,100                 102


AEROSPACE & DEFENSE  -  1.34%
EMBRAER - Empresa Brasileira de                                                  411,158               9,469
Aeronautica SA, preferred nominative
 (ADR) (Brazil)
Banco Nacional de Desenvolvimento                                          $   6,000,000               5,655
 Economico e Social 6.50% convertible
 debentures 2006 (2)
Armor Holdings, Inc. (USA) (1)                                                   133,000               3,372


MACHINERY  -  1.22%
Metso Oyj (Finland)                                                              890,000              10,827
Mitsubishi Heavy Industries, Ltd. (Japan)                                      1,909,000               6,044


PERSONAL PRODUCTS  -  1.22%
Avon Products, Inc. (USA)                                                        301,000              16,811


ELECTRICAL EQUIPMENT  -  1.09%
Johnson Electric Holdings Ltd. (Hong Kong)                                     8,250,000              12,483
LG Cable Ltd. (South Korea)                                                      110,000               1,306
Elektrim SA 3.75% convertible                                                   Euro 1,800,000         1,298
 debentures 2004 (Poland) (3)


DISTRIBUTORS  -  1.07%
Li & Fung Ltd. (Hong Kong)                                                     9,255,000              14,834


COMMERCIAL SERVICES & SUPPLIES  -  1.05%
Sylvan Learning Systems, Inc. (USA) (1)                                          350,000               9,660
Sabre Holdings Corp., Class A (USA) (1)                                          105,098               4,887


TRANSPORTATION INFRASTRUCTURE  -  1.05%
International Container Terminal                                              88,828,000               5,096
 Services, Inc. (Philippines) (1)
Grupo Aeroportuario del Sureste, SA                                              298,800               5,050
 de CV, Class B (ADR) (Mexico) (1)
Zhejiang Expressway Co. Ltd., Class H (China)                                 15,200,000               4,385


HOTELS, RESTAURANTS & LEISURE  -  1.01%
KangwonLand Inc. (South Korea)                                                    58,000               6,798
Millennium & Copthorne Hotels PLC                                                785,000               4,348
 (United Kingdom)
McDonald's Corp. (USA)                                                           100,000               2,840


CONSTRUCTION MATERIALS  -  0.78%
Cheung Kong Infrastructure Holdings                                            3,800,000               5,993
 Ltd. (Hong Kong)
Cemex, SA de CV, ordinary participation                                           80,000               2,536
 certificates, units (ADR) (Mexico)
Holcim Ltd. (Switzerland)                                                          9,500               2,201


MULTILINE RETAIL  -  0.76%
Wal-Mart de Mexico, SA de CV,                                                    278,000               8,965
 Class V (ADR) (Mexico)
Organizacion Soriana, SA de CV,                                                  450,000               1,556
 Class B (Mexico) (1)


REAL ESTATE  -  0.70%
SM Prime Holdings, Inc. (Philippines)                                         83,000,000               9,687


INSURANCE  -  0.65%
American International Group, Inc. (USA)                                         130,000               8,986


LEISURE EQUIPMENT & PRODUCTS  -  0.62%
Fuji Photo Film Co., Ltd. (Japan)                                                270,000               8,569


HOUSEHOLD PRODUCTS  -  0.62%
Kimberly-Clark Corp. (USA)                                                       130,400               8,492


CHEMICALS  -  0.61%
Hyosung Corp. (South Korea)                                                      605,000               8,434


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  0.60%
Samsung Electronics Co., Ltd. (South Korea)                                       27,950               8,315


ELECTRIC UTILITIES  -  0.58%
Huaneng Power International, Inc., Class H (China)                             9,000,000               6,693
Shandong International Power                                                   5,136,000               1,317
 Development Co. Ltd., Class H (China)


CONSTRUCTION & ENGINEERING  -  0.51%
Daelim Industrial Co., Ltd. (South Korea)                                        575,680               7,039


HEALTH CARE EQUIPMENT & SUPPLIES  -  0.51%
Lumenis Ltd. (Israel) (1)                                                        820,000               6,995


OTHER  -  2.83%
Itausa -- Investimentos Itau SA,                                               6,200,000               6,097
 preferred nominative (Brazil)
Migros Turk TAS (Turkey)                                                      86,267,000               5,545
Asahi Glass Co., Ltd. (Japan)                                                    760,000               5,386
Infosys Technologies Ltd. (India)                                                 60,833               4,585
Cheil Industries Inc. (South Korea)                                              340,000               4,051
Philip Morris Companies Inc. (USA)                                                50,200               2,732
Nokia Corp., Class A (Finland)                                                   168,000               2,719
Tubos de Acero de Mexico, SA (ADR) (Mexico)                                      220,000               2,321
Sony Corp. (Japan)                                                                40,000               2,147
Motorola, Inc. (USA)                                                             120,000               1,848
AES Corp. (USA) (1)                                                              210,000               1,684
VIA NET.WORKS, Inc. (USA) (1)                                                      2,300                   2


Miscellaneous  -  1.88%
Other equity securities in initial                                                                    26,103
 period of acquisition


Total equity securities (cost: $1,049,649,000)                                                     1,094,650



                                                                                     Principal       Market
                                                                                        amount        value
Bonds & notes                                                                            (000)        (000)

Non-U.S. government obligations  -  8.64%
Brazil (Federal Republic of):
 Eligible Interest Bond 3.063% 2006 (4)                                    $         2,765        $    2,461
 3.125% 2009 (2) (4)                                                                 3,409             2,813
 14.50% 2009                                                                         3,725             3,976
 Bearer 8.00% 2014 (5)                                                               9,359             7,329
 8.875% 2024                                                                         2,435             1,613
 10.125% 2027                                                                       14,000            10,395
Russian Federation:
 8.25% 2010 (2)                                                                      3,848             3,781
 8.25% 2010                                                                          2,000             1,966
 5.00% 2030 (2) (4)                                                                 29,313            20,336
 5.00% 2030 (4)                                                                      1,500             1,041
United Mexican States Government
 Eurobonds, Global:
 9.875% 2007                                                                         5,000             5,725
 8.625% 2008                                                                           875               958
 10.375% 2009                                                                        3,000             3,529
 9.875% 2010                                                                           875             1,007
 11.375% 2016                                                                        7,825            10,059
 8.30% 2031                                                                          1,020             1,044
Panama (Republic of):
 Interest Reduction Bond 4.75% 2014  (4)                                             6,523             5,936
 9.375% 2029                                                                         5,815             6,149
Turkey (Republic of) 11.875% 2030                                                    8,900             9,278
Croatian Government: (4)
 Series B, 2.875% 2006                                                                 744               741
 Series A, 2.875% 2010                                                               5,293             5,286
Poland (Republic of), Past Due Interest                                              5,121             5,178
 Bond, Bearer 6.00% 2014  (4)
Philippines (Republic of) 10.625% 2025                                               3,700             4,010
Argentina (Republic of):
 7.00%/15.50% 2008  (6)                                                              2,029               573
 12.25% 2018 (5)                                                                    13,995             3,149
Venezuela (Republic of) 9.25% 2027                                                   1,500             1,056


WIRELESS TELECOMMUNICATION SERVICES  -  0.73%
PTC International Finance BV 0%/10.75% 2007 (6)                                      4,000             4,010
GLOBE TELECOM, Inc. 13.00% 2009                                                      3,000             3,532
Cellco Finance NV 12.75% 2005                                                        2,725             2,514


OIL & GAS  -  0.02%
Petrozuata Finance, Inc., Series B,                                                    300               211
 8.22% 2017 (2) (7)



Total bonds & notes (cost: $121,676,000)                                                             129,656



                                                                                     Principal       Market
                                                                                        amount        value
Short-term securities                                                                    (000)        (000)

Corporate short-term notes  -  9.24%
Bayerische Hypo- und Vereinsbank AG                                        $        31,000        $   30,945
 1.78% due 6/4/2002
Danske Corp. 1.80% due 6/5/2002                                                     19,700            19,665
Shell Finance (U.K.) PLC 1.77% due 6/4/2002                                         10,700            10,682
Verizon Network Funding Corp.                                                       10,000             9,989
 1.82% due 5/21/2002
FCAR Owner Trust I 1.83% due 5/15/2002                                               9,900             9,893
Bank of Nova Scotia 1.765% due 6/28/2002                                             5,200             5,185
Scotiabank Inc. 1.78% due 5/8/2002 (2)                                               4,500             4,498
Deutsche Bank Financial LLC 1.86% due 7/22/2002                                      9,000             8,962
Svenska Handelsbanken Inc. 1.845% due 5/13/2002                                      7,600             7,595
TotalFinaElf SA 1.77% due 5/28/2002 (2)                                              7,500             7,490
General Electric Capital Corp. 1.92% due 5/1/2002                                    6,600             6,600
Aventis SA 1.78% due 6/25/2002 (2)                                                   2,900             2,892
Mont Blanc Capital Corp. 1.78% due 5/23/2002 (2)                                     1,400             1,398
SBC Communications Inc. 1.80% due 5/2/2002 (2)                                       1,300             1,300
Spintab AB (Swedmortgage) 1.85% due 5/14/2002                                          700               699


Federal agency discount notes  -  0.96%
Freddie Mac 1.765% due 5/30/2002                                                     9,800             9,786
Fannie Mae 1.75% due 5/22/2002                                                       3,400             3,396



Total short-term securities (cost: $140,975,000)                                                     140,975


Total investment securities (cost: $1,312,300,000)                                                 1,365,281
New Taiwanese Dollar (cost: $456,000)                                            NT$14,604               422

Excess of cash and receivables over payables                                                          16,284

Net assets                                                                                        $1,381,987

(1) Non-income-producing security.
(2) Purchased in a private placement transaction;
 resale may be
    limited to qualified institutional buyers;
 resale to the public
    may require registration.
(3) Valued under procedures established
 by the Board of Directors.
(4) Coupon rate may change periodically.
(5) Payment in kind; the issuer has the
 option of paying additional
    securities in lieu of cash.
(6) Step bond; coupon rate will increase at a later date.
(7) Pass-through security backed by a pool of mortgages or other loans on which principal payments are
    periodically made.  Therefore,
 the effective maturity
   is shorter than the stated maturity.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
PDR = Philippine Depositary Receipts

See Notes to Financial Statements


Equity securities appearing in the portfolio since October 31, 2001
Ford Motor
Armor Holdings
Asahi Glass
PT Astra International
Bank Pekao
Bharti Tele-Ventures
Cemex
Cheil Industries
Cia. de Telecomunicaciones de Chile
Daegu Bank
Daelim Industrial
Heineken
Holcim
Hyosung
Itausa -- Investimentos Itau
KangwonLand
KT
Magyar Tavkozlesi
Nedcor
Nestle India
OTP Bank
Sylvan Learning Systems
Telecom Argentina STET-France Telecom
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia
Unilever
United Overseas Bank
Xstrata

Equity securities eliminated form the portfolio since October 31, 2001
ABN AMRO Holding
Amkor Technology
Antenna TV
ASM Pacific Technology
Ayala Land
Bajaj Auto
Club Mediterranee
Compaq Computer
Datacraft Asia
DBS Group Holdings
Telefonaktiebolaget LM Ericsson
Gas Natural SDG
Globo Cabo
Promotora de Infomaciones
New World China Land
Old Mutual
Rentokil Initial
Samsung Fire & Marine Insurance
Sandvik
Transcom WorldWide

New World Fund
Financial statements
Statement of assets and liabilities                                                             unaudited
at April 30, 2002
(dollars and shares in thousands,
 except per-share amounts)
Assets:
 Investment securities at market
  (cost: $1,312,300)                                                                           $1,365,281
 Cash denominated in non-U.S.                                                                         422
 currencies (cost: $456)
 Cash                                                                                                 247
 Receivables for:
  Sales of investments                                                           $460
  Sales of fund's shares                                                       16,180
  Open forward currency contracts                                                   0
  Closed forward currency contracts                                                 0
  Dividends and interest                                                        6,920              23,560
                                                                                                1,389,510
Liabilities:
 Payables for:
  Purchases of investments                                                      4,089
  Repurchases of fund's shares                                                  1,297
  Dividends on fund's shares                                                        0
  Open forward currency contracts                                                   0
  Closed forward currency contracts                                                 0
  Investment advisory services                                                    877
  Services provided by affiliates                                                 609
  Deferred Directors' compensation                                                328
  Other fees and expenses                                                         323               7,523
Net assets at April 30, 2002                                                                   $1,381,987

Net assets consist of:
 Capital paid in on shares of capital stock                                                    $1,530,014
 Undistributed net investment income                                                                2,445
 Accumulated net realized loss                                                                   (203,207)
 Net unrealized appreciation                                                                       52,735
Net assets at April 30, 2002                                                                   $1,381,987

Total authorized capital stock -
200,000 shares, $.01 par value
                                                                    Net        Shares           Net asset
                                                                 assets   outstanding     value per share
                                                                                                      (1)
Class A                                                      $1,322,329        58,030                22.79
Class B                                                          29,835         1,319                22.63
Class C                                                           9,203           407                22.59
Class F                                                          18,320           805                22.76
Class 529-A                                                       1,541            68                22.78
Class 529-B                                                         166             7                22.75
Class 529-C                                                         402            18                22.75
Class 529-E                                                         191             8                22.78
(1) Maximum offering price and redemption
price per share were equal to the net asset
 value per share for all share classes,
except for Class A and Class 529-A, for
 which the maximum offering price per share
were $24.18 and $24.17, respectively.

See Notes to Financial Statements

Statement of operations
for the six months ended April 30, 2002                                                         unaudited
(dollars in thousands)
Investment income:
 Income:
  Interest                                                                     $7,194
  Dividends                                                                    13,548             $20,742

 Fees and expenses:
  Investment advisory services                                                  4,796
  Distribution services                                                         1,527
  Transfer agent services                                                         932
  Administrative services                                                          12
  Reports to shareholders                                                         117
  Registration statement and prospectus                                            70
  Postage, stationery and supplies                                                270
  Directors' compensation                                                          86
  Auditing and legal                                                               55
  Custodian                                                                       340
  State and local taxes                                                            42
  Other                                                                            22               8,269
 Net investment income                                                                             12,473

Net realized loss and unrealized
 appreciation on investments
 and non-U.S. currency:
 Net realized loss on:
  Investments                                                                 (39,289)
  Non-U.S. currency transactions                                                 (995)            (40,284)
 Net unrealized appreciation on:
  Investments                                                                 273,470
  Non-U.S. currency translations                                                  152             273,622
   Net realized loss and
    unrealized appreciation
    on investments and non-U.S. currency                                                          233,338
Net increase in net assets resulting
 from operations                                                                                 $245,811

See Notes to Financial Statements





Statement of changes in net assets

                                                                           Six months
                                                                                ended          Year ended
                                                                            April 30,         October 31,
                                                                                2002*                 2001
Operations:
 Net investment income                                                        $12,473             $26,563
 Net realized loss on investments and
  non-U.S. currency transactions                                              (40,284)           (161,411)
 Net unrealized appreciation (depreciation)
  on investments and non-U.S.                                                 273,622             (62,275)
 currency translations
  Net increase (decrease) in net assets
   resulting from operations                                                  245,811            (197,123)

Dividends paid to shareholders from net
 investment income                                                            (30,242)            (20,787)

Capital share transactions                                                     87,804               1,740

Total increase (decrease) in net assets                                       303,373            (216,170)

Net assets:
 Beginning of period                                                        1,078,614           1,294,784
 End of period (including undistributed
  net investment income: $2,445 and
   $20,214, respectively)                                                  $1,381,987          $1,078,614

*unaudited

See Notes to Financial Statements

Notes to financial statements      unaudited

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - New World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in companies with significant exposure to countries which have developing economies and/or markets.

The fund offers nine share classes consisting of four retail share classes and five CollegeAmerica savings plan share classes. The CollegeAmerica savings plan share classes (classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education.

The fund's share classes are described below:

SHARE CLASS              INITIAL SALES          CONTINGENT DEFERRED         CONVERSION FEATURE
                         CHARGE                 SALES CHARGE UPON
                                                REDEMPTION

Class A and              Up to 5.75%            None                        None
Class 529-A

Class B and              None                   Declines from 5% to         Class B and Class 529-B
Class 529-B                                     zero for redemptions        convert to Class A and
                                                within six years of         Class 529-A, respectively,
                                                purchase                    after eight years

Class C                  None                   1% for redemptions          Class C converts to Class F
                                                within one year of          after 10 years
                                                purchase

Class 529-C              None                   1% for redemptions          None
                                                within one year of purchase

Class 529-E              None                   None                        None

Class F and              None                   None                        None
Class 529-F/*/


/*/As of April 30, 2002, there were no Class 529-F shares outstanding.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

SECURITY VALUATION - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the six months ended April 30, 2002, non-U.S. taxes paid on realized gains were $938,000. As of April 30, 2002, non-U.S. taxes provided on unrealized gains were $261,000.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized depreciation of certain investments in non-U.S. securities; cost of investments sold and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of April 30, 2002, the cost of investment securities and cash denominated in non-U.S. currencies, excluding forward currency contracts, for federal income tax purposes was $1,312,756,000.

As of April 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                  (dollars in thousands)

Undistributed net investment income and currency gains            $8,746

Accumulated short-term losses                                     (166,842)

Accumulated long-term losses                                      (60,130)

Gross unrealized appreciation                                     190,154

Gross unrealized depreciation                                     (144,890)


Accumulated short-term losses above include a capital loss carryforward of $581,000, $3,743,000 and $158,373,000 expiring in 2007, 2008 and 2009, respectively. The capital loss carryforwards will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

The tax character of distributions paid was as follows (dollars in thousands):

Six months ended April 30, 2002
                                         Distributions from ordinary income
                                            Net investment
                                                income and                  Short-term
Share class                                 currency gains               capital gains
Class A                                       $     29,677                         -
Class B                                                410                         -
Class C                                                 60                         -
Class F                                                 95                         -
Total                                         $     30,242                         -


                                             Distributions                       Total
                                            from long-term               distributions
Share class                                  capital gains                        paid
Class A                                                -           $            29,677
Class B                                                -                           410
Class C                                                -                            60
Class F                                                -                            95
Total                                                  -           $            30,242

Year ended October 31, 2001
                                         Distributions from ordinary income
                                            Net investment
                                                income and                  Short-term
Share class                                 currency gains               capital gains
Class A                                       $     20,546                         -
Class B                                                241                         -
Total                                         $     20,787                         -


                                             Distributions                       Total
                                            from long-term               distributions
Share class                                  capital gains                        paid
Class A                                                -           $            20,546
Class B                                                -                           241
Total                                                  -           $            20,787


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.620% on such assets in excess of $2.5 billion. For the six months ended April 30, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.792% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes. Under the plans, the Board of Directors approves certain categories of expenses which are used to finance activities primarily intended to sell fund shares.

The plans provide for annual expenses, based on average daily net assets, of up to 0.30% for Class A shares; up to 0.50% for Class 529-A shares; 1.00% for Class B, Class 529-B, Class C and Class 529-C shares; up to 0.75% for Class 529-E shares; and up to 0.50% for Class F and Class 529-F shares. In some cases, the Board of Directors approved expense amounts lower than plan limits.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Additionally, the Board of Directors has approved the following categories of distribution expenses:

CLASS A AND CLASS 529-A - Dealers and wholesalers receive commissions from AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit is not exceeded. Although the Class 529-A plan has an annual expense limit of 0.50% of average daily net assets, currently the expense is limited to 0.30% of such assets. As of April 30, 2002, unreimbursed expenses which remain subject to reimbursement totaled $2,000 for Class 529-A. There were no unreimbursed expenses which remain subject to reimbursement for Class A.

CLASS B, CLASS 529-B, CLASS C AND CLASS 529-C - Each class pays AFD annual fees of 0.75% of its respective average daily net assets to compensate dealers and wholesalers for shares sold.

CLASS 529-E - AFD is paid annual fees of 0.25% of average daily net assets to compensate dealers and wholesalers for shares sold.

CLASS F AND CLASS 529-F- Although the plan has an annual expense limit of 0.50% of its respective average daily net assets, currently there are no additional approved categories of expense for these classes.

TRANSFER AGENT SERVICES - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% based on its respective average daily net assets, plus amounts payable for certain transfer agency services. CRMC may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan.

Expenses under the agreements described above for the six months ended April 30, 2002, were as follows (dollars in thousands):


SHARE CLASS             DISTRIBUTION        TRANSFER AGENT           ADMINISTRATIVE
                        SERVICES            SERVICES                 SERVICES

Class A                 $1,371              $910                     Not applicable

Class B                 122                 22                       Not applicable

Class C                 25                  Not applicable           $4

Class F                 9                   Not applicable           8

Class 529-A             - *                 Not applicable           - *

Class 529-B             - *                 Not applicable           - *

Class 529-C             - *                 Not applicable           - *

Class 529-E             - *                 Not applicable           - *


* Amount less than 1,000.

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1999, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

 5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Six months ended April 30, 2002


Share class                                                            Sales
                                                                      Amount      Shares
Class A                                                       $      375,175      17,427
Class B                                                               10,240         474
Class C                                                               16,604         770
Class F                                                               34,847       1,597
Class 529-A(1)                                                         1,532          68
Class 529-B(1)                                                           166           7
Class 529-C(1)                                                           398          18
Class 529-E(1)                                                           191           8
Class R-1(2)                                                             -           -
Class R-2(2)                                                             -           -
Class R-3(2)                                                             -           -
Class R-4(2)                                                             -           -
Class R-5(2)                                                             -           -
Total net increase (decrease) in fund                         $      439,153      20,369


                                                               Reinvestments
                                                            of dividends and
Share class                                                    distributions
                                                                      Amount      Shares
Class A                                                       $       28,104       1,397
Class B                                                                  400          20
Class C                                                                   57           3
Class F                                                                   77           4
Class 529-A(1)                                                           -           -
Class 529-B(1)                                                           -           -
Class 529-C(1)                                                           -           -
Class 529-E(1)                                                           -           -
Class R-1(2)                                                             -           -
Class R-2(2)                                                             -           -
Class R-3(2)                                                             -           -
Class R-4(2)                                                             -           -
Class R-5(2)                                                             -           -
Total net increase (decrease) in fund                         $       28,638       1,424




Share class                                                      Repurchases
                                                                      Amount      Shares
Class A                                                       $     (343,111)    (16,101)
Class B                                                               (5,377)       (251)
Class C                                                              (11,302)       (525)
Class F                                                              (20,197)       (929)
Class 529-A(1)                                                          - *         - *
Class 529-B(1)                                                          - *         - *
Class 529-C(1)                                                          - *         - *
Class 529-E(1)                                                          - *         - *
Class R-1(2)                                                             -           -
Class R-2(2)                                                             -           -
Class R-3(2)                                                             -           -
Class R-4(2)                                                             -           -
Class R-5(2)                                                             -           -
Total net increase (decrease) in fund                         $     (379,987)    (17,806)

Share class                                                     Net increase
                                                                      Amount      Shares
Class A                                                       $       60,168       2,723
Class B                                                                5,263         243
Class C                                                                5,359         248
Class F                                                               14,727         672
Class 529-A(1)                                                         1,532          68
Class 529-B(1)                                                           166           7
Class 529-C(1)                                                           398          18
Class 529-E(1)                                                           191           8
Class R-1(2)                                                             -           -
Class R-2(2)                                                             -           -
Class R-3(2)                                                             -           -
Class R-4(2)                                                             -           -
Class R-5(2)                                                             -           -
Total net increase (decrease) in fund                         $       87,804       3,987



Year ended October 31, 2001


Share class                                                            Sales
                                                                      Amount      Shares
Class A                                                       $      628,936      29,029
Class B                                                               13,143         605
Class C(2)                                                             5,040         242
Class F(2)                                                             7,284         359
Class R-1(2)                                                             -           -
Class R-2(2)                                                             -           -
Class R-3(2)                                                             -           -
Class R-4(2)                                                             -           -
Class R-5(2)                                                             -           -
Total net increase (decrease) in fund                         $      654,403      30,235


                                                               Reinvestments
                                                            of dividends and
Share class                                                    distributions
                                                                      Amount      Shares
Class A                                                       $       19,423         876
Class B                                                                  234          11
Class C(2)                                                               -           -
Class F(2)                                                               -           -
Class R-1(2)                                                             -           -
Class R-2(2)                                                             -           -
Class R-3(2)                                                             -           -
Class R-4(2)                                                             -           -
Class R-5(2)                                                             -           -
Total net increase (decrease) in fund                         $       19,657         887




Share class                                                      Repurchases
                                                                      Amount      Shares
Class A                                                       $     (661,254)    (30,669)
Class B                                                               (4,760)       (226)
Class C(2)                                                            (1,712)        (83)
Class F(2)                                                            (4,594)       (226)
Class R-1(2)                                                             -           -
Class R-2(2)                                                             -           -
Class R-3(2)                                                             -           -
Class R-4(2)                                                             -           -
Class R-5(2)                                                             -           -
Total net increase (decrease) in fund                         $     (672,320)    (31,204)



                                                              Net (decrease)
Share class                                                         increase
                                                                      Amount      Shares
Class A                                                       $      (12,895)       (764)
Class B                                                                8,617         390
Class C(2)                                                             3,328         159
Class F(2)                                                             2,690         133
Class R-1(2)                                                             -           -
Class R-2(2)                                                             -           -
Class R-3(2)                                                             -           -
Class R-4(2)                                                             -           -
Class R-5(2)                                                             -           -
Total net increase (decrease) in fund                         $        1,740         (82)

*Amount less than 1,000.
(1) Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were offered beginning February 15, 2002.
(2) Class C and Class F shares were
offered beginning March 15, 2001.


6. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of April 30, 2002, the total value of restricted securities was $72,874,000, which represents 5.27% of the net assets of the fund.

7. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $215,123,000 and $209,257,000, respectively, during the six months ended April 30, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the six months ended April 30, 2002, the custodian fee of $340,000 includes $1,000 that was offset by this reduction, rather than paid in cash.

Financial Highlights (1)



                                                                  Net asset
                                                                      value,
                                                                   beginning
                                                                   of period
Class A:
Six months ended 4/30/2002 (2)                                  $     19.04
Year ended 10/31/2001                                                  22.81
Year ended 10/31/2000                                                  23.67
Period from 6/17/1999 to 10/31/1999                                    23.56
Class B:
Six months ended 4/30/2002 (2)                                         18.82
Year ended 10/31/2001                                                  22.71
Period from 3/15/2000 to 10/31/2000                                    29.09
Class C:
Six months ended 4/30/2002 (2)                                         18.76
Period from 3/15/2001 to 10/31/2001                                    21.44
Class F:
Six months ended 4/30/2002 (2)                                         18.98
Period from 3/16/2001 to 10/31/2001                                    21.42
Class 529-A:
Period from 2/19/2002 to 4/30/2002 (2)                                 21.19
Class 529-B:
Period from 2/26/2002 to 4/30/2002 (2)                                 21.20
Class 529-C:
Period from 2/25/2002 to 4/30/2002 (2)                                 21.15
Class 529-E:
Period from 3/22/2002 to 4/30/2002 (2)                                 22.57
Class 529-F -/:
Period from x/xx/2002 to XX/XX/2002                                     0.00                .00           .00

                                                               Income from        investment       operations
                                                                                            Net
                                                                                  gains (losses)
                                                                                   on securities
                                                                        Net       (both realized   Total from
                                                                  investment                 and    investment
                                                                  income (3)     unrealized) (3)    operations
Class A:
Six months ended 4/30/2002 (2)                                         $.22               $4.08         $4.30
Year ended 10/31/2001                                                   .47               (3.87)        (3.40)
Year ended 10/31/2000                                                   .42               (1.08)         (.66)
Period from 6/17/1999 to 10/31/1999                                     .16                (.05)          .11
Class B:
Six months ended 4/30/2002 (2)                                          .14                4.05          4.19
Year ended 10/31/2001                                                   .28               (3.85)        (3.57)
Period from 3/15/2000 to 10/31/2000                                     .20               (6.58)        (6.38)
Class C:
Six months ended 4/30/2002 (2)                                          .14                4.03          4.17
Period from 3/15/2001 to 10/31/2001                                     .09               (2.77)        (2.68)
Class F:
Six months ended 4/30/2002 (2)                                          .23                4.05          4.28
Period from 3/16/2001 to 10/31/2001                                     .21               (2.65)        (2.44)
Class 529-A:
Period from 2/19/2002 to 4/30/2002 (2)                                  .10                1.49          1.59
Class 529-B:
Period from 2/26/2002 to 4/30/2002 (2)                                  .06                1.49          1.55
Class 529-C:
Period from 2/25/2002 to 4/30/2002 (2)                                  .06                1.54          1.60
Class 529-E:
Period from 3/22/2002 to 4/30/2002 (2)                                  .05                 .16           .21




                                                                   Dividends
                                                                   (from net          Net asset
                                                                  investment          value, end        Total
                                                                     income)           of period     return(4)
Class A:
Six months ended 4/30/2002 (2)                                        ($.55)      $       22.79         22.94%
Year ended 10/31/2001                                                  (.37)              19.04        (15.13)
Year ended 10/31/2000                                                  (.20)              22.81         (2.91)
Period from 6/17/1999 to 10/31/1999                                       -               23.67           .47
Class B:
Six months ended 4/30/2002 (2)                                         (.38)              22.63         22.50
Year ended 10/31/2001                                                  (.32)              18.82        (15.91)
Period from 3/15/2000 to 10/31/2000                                       -               22.71        (21.93)
Class C:
Six months ended 4/30/2002 (2)                                         (.34)              22.59         22.45
Period from 3/15/2001 to 10/31/2001                                       -               18.76        (12.50)
Class F:
Six months ended 4/30/2002 (2)                                         (.50)              22.76         22.90
Period from 3/16/2001 to 10/31/2001                                       -               18.98        (11.39)
Class 529-A:
Period from 2/19/2002 to 4/30/2002 (2)                                    -               22.78          7.50
Class 529-B:
Period from 2/26/2002 to 4/30/2002 (2)                                    -               22.75          7.31
Class 529-C:
Period from 2/25/2002 to 4/30/2002 (2)                                    -               22.75          7.56
Class 529-E:
Period from 3/22/2002 to 4/30/2002 (2)                                    -               22.78           .93




                                                                                       Ratio of      Ratio of
                                                                 Net assets,            expenses    net income
                                                               end of period          to average    to average
                                                               (in millions)          net assets    net assets
Class A:
Six months ended 4/30/2002 (2)                                       $1,322           1.35% (6)     2.08% (6)
Year ended 10/31/2001                                                  1,053               1.29          2.15
Year ended 10/31/2000                                                  1,279               1.35          1.61
Period from 6/17/1999 to 10/31/1999                                      739          1.46 (6)      1.83 (6)
Class B:
Six months ended 4/30/2002 (2)                                            30          2.14 (6)       1.29 (6)
Year ended 10/31/2001                                                     20               2.13          1.32
Period from 3/15/2000 to 10/31/2000                                       16          2.03 (6)        .93 (6)
Class C:
Six months ended 4/30/2002 (2)                                             9           2.13 (6)      1.32 (6)
Period from 3/15/2001 to 10/31/2001                                        3           2.19 (6)       .69 (6)
Class F:
Six months ended 4/30/2002 (2)                                            18           1.42 (6)      2.11 (6)
Period from 3/16/2001 to 10/31/2001                                        3           1.40 (6)      1.62 (6)
Class 529-A:
Period from 2/19/2002 to 4/30/2002 (2)                                     2                .29           .42
Class 529-B:
Period from 2/26/2002 to 4/30/2002 (2)                                - (5)                 .38           .25
Class 529-C:
Period from 2/25/2002 to 4/30/2002 (2)                                     1                .39           .27
Class 529-E:
Period from 3/22/2002 to 4/30/2002 (2)                                - (5)                 .18           .20


Supplemental data - all classes

Six months ended April 30, 2002 (2)                                      19%

Portfolio turnover rate

Year ended October 31
2001                                                                     40%
2000                                                                     30%
June 17 to October 31, 1999 (1)                                           1%                           1%


(1) Based on operations for the period shown
(unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Unaudited.
(3) Period from June 17, 1999 to October 31,
1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5) Amount less than 1 million.
(6) Annualized.

OTHER SHARE CLASS RESULTS
unaudited

CLASS B, CLASS C, CLASS F AND CLASS 529
Returns for periods ended March 31, 2002 (the most recent calendar quarter):

                                                              One year             Life of class

CLASS B SHARES

Reflecting applicable contingent

deferred sales charge (CDSC),

maximum of 5%, payable only

if shares are sold within six

years of purchase                                             +6.11%               -11.87%/1/

Not reflecting CDSC                                           +11.11               -10.15/1/

CLASS C SHARES

Reflecting CDSC, maximum of 1%,

payable only if shares are sold

within one year of purchase                                   +9.71                +6.74/2/

Not reflecting CDSC                                           +10.71               +6.74/2/

CLASS F SHARES

Not reflecting annual asset-based

fee charged by sponsoring firm                                +11.67               +8.39/3/


CLASS 529 SHARES
Results for these shares are
not shown because of the brief time
between their introduction on
February 15, 2002, and the end of the period.

/1/Average annual compound return from March 15, 2000, when Class B shares first sold.
/2/Average annual compound return from March 15, 2001, when Class C shares first sold.
/3/Average annual compound return from March 16, 2001, when Class F shares first sold.


OFFICES

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, CA 90071-1443

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

[logo - American Funds(sm)]

The right choice for the long term(sm)

There are several ways to invest in New World Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.84% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annualized expenses 0.78% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher expenses (0.07% annualized) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of New World Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

THE CAPITAL GROUP COMPANIES
American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. NWF-013-0602
Litho in USA KBD/INS/5596
Printed on recycled paper